UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2003

DIGITAL INSIGHT CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-27459 (Commission File Number)	77-0493142 (I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including zip code)

(818) 871-0000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

99.1	Press Release dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE (AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The information contained in this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with the interim guidance provided under the Securities and Exchange Commission’s Release Nos. 33-8216, 34-47583.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Digital Insight Corporation (“Digital Insight”) dated April 24, 2003, reporting Digital Insight’s results of operations and financial condition for the quarter ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003	DIGITAL INSIGHT CORPORATION

	By:	/s/ ELIZABETH S.C.S. MURRAY
Name: Elizabeth S.C.S. Murray Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated April 24, 2003.